EXHIBIT 10

AMENDMENT NUMBER TWO
TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 26, 2002, by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, each a “Lender” and collectively, the “Lenders”) and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, “Agent”; and together with the Lenders, the “Lender Group”), and, on the other hand, PROVELL, INC., a Minnesota corporation, formerly known as DAMARK INTERNATIONAL, INC. (“Borrower”), with reference to the following:

WHEREAS, Borrower and the Lender Group have entered into that certain Loan and Security Agreement, dated as of March 27, 2001, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of August 21, 2001, and as further amended, restated, supplemented, or otherwise modified from time to time (the “Loan Agreement”), pursuant to which the Lender Group has made certain loans and financial accommodations available to Borrower;

WHEREAS, Borrower has requested that the Lender Group (i) waive an Event of Default, and (ii) amend the Loan Agreement, all as provided herein; and

WHEREAS, subject to the terms and conditions set forth herein, Agent is willing to (i) waive the Event of Default, and (ii) amend the Loan Agreement, all as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Defined Terms.  All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

2.             Amendments To The Loan Agreement.

(a)           Section 1.1 of the Loan Agreement hereby is amended by adding the following new defined terms in proper alphabetical order:

“PFS” means Provell Financial Services, Inc., a Minnesota corporation, formerly known as Damark Financial Services, Inc.

“Second Amendment” means that certain Amendment Number Two to Loan and Security Agreement, dated as of March 26, 2002, by and among Borrower, Agent, and Lenders.

“Second Amendment Effective Date” means March 26, 2002.

“Solvent” means, with respect to any Person on a particular date, that such Person is not insolvent (as such term is defined in the Uniform Fraudulent Transfer Act).

(b)           The following definitions contained in Section 1.1 of the Loan Agreement hereby are amended and restated in their entirety to read as follows:

“Guarantor” means Clickship, PFS, or TTI.

“Inactive Subsidiary” means TTI.

“Maximum Revolver Amount” means $17,500,000, provided, however, that (i) from April 1, 2002 through and including April 30, 2002, Maximum Revolver Amount shall mean $17,500,000, (ii) from May 1, 2002 through and including May 31, 2002, Maximum Revolver Amount shall mean $17,000,000, (iii) from June 1, 2002 through and including June 30, 2002, Maximum Revolver Amount shall mean $16,500,000, (iv) from July 1, 2002 through and including July 31, 2002, Maximum Revolver Amount shall mean $16,000,000, (v) from August 1, 2002 through and including August 31, 2002, Maximum Revolver Amount shall mean $15,500,000, (vi) from September 1, 2002 through and including September 30, 2002, Maximum Revolver Amount shall mean $15,000,000, (vii) from October 1, 2002 through and including October 31, 2002, Maximum Revolver Amount shall mean $13,000,000, (viii) from November 1, 2002 through and including November 30, 2002, Maximum Revolver Amount shall mean $12,500,000, (ix) from December 1, 2002 through and including January 31, 2003, Maximum Revolver Amount shall mean $10,000,000.

(c)           Section 1.1 of the Loan Agreement hereby is amended by deleting the definition of “DFS” in its entirety.

(d)           Section 3.4 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

3.4  Term.  This Agreement shall become effective upon the execution and delivery hereby by Borrower, Agent, and the Lenders and shall continue in full force and effect for a term ending on January 31, 2003 (the “Maturity Date”).  The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

(e)           Section 7.20(a)(i) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

(i)                                     Minimum EBIT.  EBIT of at least the required amount set forth in the following table for the trailing twelve month period ended as of the applicable date set forth opposite thereto:

Minimum EBIT Amount	Applicable Period
<$22,764,467>	March 30, 2002
<$18,861,667>	June 29, 2002
<$14,023,867>	September 28, 2002
<$9,459,600>	December 31, 2002

(f)            Section 7.20(a)(ii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

(ii)                                  Minimum Adjusted Tangible Net Worth.  Adjusted Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

Minimum Adjusted Tangible Net Worth Amount	Applicable Date
Adjusted Tangible Net Worth as of December 31, 2000 plus <$28,690,667>	March 30, 2002
Adjusted Tangible Net Worth as of December 31, 2000 plus <$31,742,267>	June 29, 2002
Adjusted Tangible Net Worth as of December 31, 2000 plus <$34,043,867>	September 28, 2002
Adjusted Tangible Net Worth as of December 31, 2000 plus <$37,324,667>	December 31, 2002

(g)           Section 7.20(a)(iii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

(iii)                               Minimum Customer Base.  A Customer Base of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

Applicable Number	Applicable Date
2,590,000	March 30, 2002

2,682,000	June 29, 2002

2,775,000	September 28, 2002

2,867,000	December 31, 2002

3.             Waiver of Designated Events of Default.

(a)           Borrower has informed the Lender Group that the following Events of Default (the “Designated Events of Default”) have occurred and are continuing under the Loan Agreement:  (i) In violation of Section 7.20(a)(i) of the Loan Agreement, Borrower failed to maintain EBIT of at least <$16,418,000> for the trailing twelve month period ending December 31, 2001, (ii) in violation of Section 7.20(a)(ii) of the Loan Agreement, Borrower failed to maintain Adjusted Tangible Net Worth of at least “Adjusted Tangible Net Worth as of December 31, 2000 plus <$17,918,000>” as of December 31, 2001; and (iii) in potential violation of Section 7.21 of the Loan Agreement, PFS may have engaged in business activity while it was an Inactive Subsidiary.

(b)           Anything to the contrary in the Loan Agreement notwithstanding and subject to the conditions set forth herein, the Lender Group hereby waives each of the Designated Events of Default.

4.             Conditions Precedent to Amendment.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)           Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

(b)           Agent shall have received the reaffirmation and consent of each of the Guarantors attached hereto as Exhibit A, duly executed and delivered by each Guarantor;

(c)           Agent shall have received that certain side letter, by and among Agent, on behalf of the Lenders, Borrower, and the Guarantors;

(d)           Agent shall have received, for the ratable benefit of the Lenders, an amendment and waiver fee of $300,000 (the “Amendment and Waiver Fee”).  The Amendment and Waiver Fee is due and payable to the Lenders on the Second Amendment Effective Date, earned in full by the Lenders and non-refundable when paid, and may be charged to the Loan Account;

(e)           Agent shall have received that certain Amendment Number One to Fee Letter, dated as of the Second Amendment Effective Date, duly executed by the parties thereto, and the same shall be in full force and effect;

(f)            Agent shall have received (i) a certificate from the Secretary of PFS attesting to the resolutions of PFS’s Board of Directors authorizing the name change of Damark Financial Services, Inc. to Provell Financial Services, Inc., (ii) copies of PFS’s Governing Documents, as amended, modified, or supplemented to the Second Amendment Effective Date, certified by the Secretary of PFS, and (iii) a certificate of status with respect to PFS, dated within 10 days of the Second Amendment Effective Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of PFS, which certificate shall indicate that PFS is in good standing in such jurisdiction;

(g)           Agent shall have received (i) a filed financing statement in favor of Agent, for the benefit of the Lender Group, against PFS, in PFS’s state of organization, (ii) a filed UCC-3 amendment to financing statement number 2306599, changing the name of Damark Financial Services, Inc. to Provell Financial Services, Inc., and (iii) searches reflecting the filing of such financing statement and UCC-3 amendment and Agent’s first priority perfected security interest in the Collateral (as defined in the Guarantor Security Agreement);

(h)           The representations and warranties in this Amendment, the Loan Agreement, as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(i)            Borrower and each Guarantor shall be in good standing in the jurisdiction of its incorporation and in each other jurisdiction in which any of Borrower’s and each Guarantor’s assets are located or in which Borrower’s or any Guarantor’s failure to be duly qualified or licensed would constitute a Material Adverse Change;

(j)            After giving effect to this Amendment, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

(k)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any Guarantor, Agent or any Lender, or any of their Affiliates.

5.             Representations and Warranties.  Borrower hereby represents and warrants to Agent that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement are within Borrower’s powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute Borrower’s legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered by Borrower.

6.             Choice of Law.  The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

7.             Counterparts; Telefacsimile Execution.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.             Effect on Loan Documents.

(a)           The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof.  The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

(b)           Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c)           To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

9.             Further Assurances.  Borrower and each Guarantor shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interests of Agent, for the benefit of the Lender Group, in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement.

10.           Entire Agreement.  This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

PROVELL, INC., a Minnesota corporation, formerly known as DAMARK INTERNATIONAL, INC.

By:	/s/ GEORGE S. RICHARDS
Name:	George S. Richards
Title:	Chairman, President and Chief Executive Officer

FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent and as a Lender

By:	/s/TODD A. DAVOCK
Name:	Todd A. Davock
Title:	Vice President

ABLECO FINANCE LLC, a Delaware limited liability company, as a Lender

By:	/s/ KEVIN GENDA
Name:	Kevin Genda
Title: :	SVP, Chief Credit Officer

Exhibit A

REAFFIRMATION AND CONSENT

Dated as of March 26, 2002

Reference hereby is made to that certain Amendment Number Two to Loan and Security Agreement, dated as of the date hereof (the “Amendment”), by and among Provell, Inc., a Minnesota corporation, formerly known as Damark International, Inc. (“Borrower”), the lenders signatory thereto (such lenders, together with their respective successors and assigns, each a “Lender” and collectively, the “Lenders”), and Foothill Capital Corporation, a California corporation, as agent for the Lenders (in such capacity, “Agent”; and together with the Lenders, the “Lender Group”).  Capitalized terms used and not defined herein shall have the meanings ascribed thereto in that certain Loan and Security Agreement, dated as of March 27, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”) by and among Borrower and the Lender Group.  The undersigned hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent (this “Consent”) are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority or of any contract or undertaking to which the undersigned is a party or by which any of the properties of the undersigned may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms all obligations owing by the undersigned to the Lender Group; and (d) agrees that each Loan Document to which the undersigned is a party is and shall remain in full force and effect.  Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that no member of the Lender Group shall have any obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments or modifications, and nothing herein shall create such a duty.

This Consent may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Consent by telefacsimile also shall deliver a manually executed counterpart of this Consent, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Consent.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation and Consent as of the date first set forth above.

[signature page follows]

PROVELL FINANCIAL SERVICES, INC., a Minnesota corporation, formerly known as Damark Financial Services, Inc.

By
Name:
Title:

TEXAS TELEMARKETING, INC., a Minnesota corporation

By
Name:
Title:

A-2